UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 8, 2025
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

350 Orchard Avenue NE
North Canton,	Ohio		44720-2556

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2025, Diebold Nixdorf, Inc. (the “Company”) announced that Joe Myers, Executive Vice President, Global Banking, will assume the role of Executive Vice President, Chief Revenue Officer effective January 1, 2026 (the “Effective Date”). In this role, Mr. Myers will lead the Company’s Global Retail and Global Banking functions. As a part of this change, Ilhami Cantadurucu, Executive Vice President, Global Retail will depart the Company after the Effective Date and will support an orderly transition of his responsibilities. Mr. Cantadurucu will receive severance benefits pursuant to the terms of his employment agreement filed as Exhibit 10.31 to the Company's Annual Report for the year ended December 31, 2024.

On October 8, 2025, the Company also announced that Frank Baur, Executive Vice President, Operational Excellence, will assume the role of Executive Vice President, Chief Operating Officer on the Effective Date. Mr. Baur will serve as the Company’s principal operating officer.

Mr. Baur, 50, has served as the Company’s Executive Vice President, Operational Excellence since January 2024. Prior to his current role, Mr. Baur served as Senior Executive Director & Chief Operating Officer for GE Vernova from 2021 to 2024, leading the global energy company’s Onshore Wind business. From 2018 to 2021, Mr. Baur was Vice President, EMEA Supply Chain for Parker Hannifin Corp., where he was responsible for end-to-end supply chain and procurement management at the motion and control technology company.
There are no arrangements or undertakings between Mr. Baur and any other persons pursuant to which he was selected to serve as the Company’s Chief Operating Officer, nor are there any family relationships between Mr. Baur and any of the Company’s directors or executive officers. There are no related-party transactions between the Company and Mr. Baur that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
Date:	October 09, 2025	By:	/s/ Elizabeth C. Radigan
			Name:	Elizabeth C. Radigan
			Title:	Executive Vice President, Chief Legal Officer and Secretary